SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Emerging Markets Equity Fund
Effective on or about October 1, 2023, the Statement of Additional Information is supplemented as follows:
DWS Investments Hong Kong Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Investments Hong Kong Limited are hereby deleted.
The following disclosure replaces the sub-section entitled “Subadvisor” of the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information:
“Subadvisors” – For DWS Emerging Markets Equity Fund, DWS Emerging Markets Fixed Income Fund and DWS Global Macro Fund: DWS International GmbH, Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329; and for DWS Latin America Equity Fund: Itaú USA Asset Management, Inc., 540 Madison Avenue, 24th Floor, New York, New York 10022
Please Retain This Supplement for Future Reference
July 27, 2023
SAISTKR23-23